NOTICE OF GUARANTEED DELIVERY AND CONSENT
                 to Tender and Give Consent in Respect of
           8-1/4% Convertible Subordinated Debentures Due 2002
                           CUSIP No. 872623 AA 1
                                    of
                              SHONEY'S, INC.


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THE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON AUGUST 14, 2000, UNLESS EXTENDED (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS OF DEBENTURES MUST TENDER THEIR DEBENTURES (AND NOT HAVE WITHDRAWN SUCH DEBENTURES) AND PROVIDE CORRESPONDING CONSENTS TO THE PROPOSED AMENDMENTS (AND NOT HAVE REVOKED SUCH CONSENTS) ON OR PRIOR TO THE EXPIRATION DATE TO RECEIVE THE TENDER OFFER AND CONSENT CONSIDERATION.
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     As set forth under the caption "The Tender Offers and Consent Solicitations-Guaranteed Delivery" in the Purchase Offer and Consent Solicitation Statement by Shoney's, Inc. dated July 18, 2000 (as it may be supplemented or amended from time to time, the "Statement") and the related Letter of Transmittal and Consent (as it may be supplemented or amended from time to time, the "Letter of Transmittal and Consent," and together with the Statement, the "Offer") to purchase all of the outstanding Debentures (as defined below), this form may be used to tender Debentures pursuant to the Offer if certificates representing Debentures are not immediately available or the certificates representing Debentures and all other required documents cannot be delivered to the Depositary on or prior to the Expiration Date (as defined in the Statement) or if timely compliance with the procedures for delivery by book-entry transfer of Debentures is not possible. Such properly completed and duly executed form must be delivered (via mail, hand delivery or facsimile) to and received by the Depositary on or prior to 11:59 P.M., New York City time, on the Expiration Date at the address below and must include a guarantee by an Eligible Institution.

     The terms and conditions of the Offer are incorporated by reference in this Notice of Guaranteed Delivery and Consent. Capitalized terms used, but not defined, in this Notice of Guaranteed Delivery and Consent which are defined in the Statement have the respective meanings set out in the Statement.

                     The Depositary for the Offer is

                          THE BANK OF NEW YORK

                  By Mail, Overnight Courier or Hand:
                          101 Barclay Street
                            Floor 7 East
                      New York, New York 10286
                Attn: Reorganization Section, Kin Lau

        By Facsimile for Eligible Institutions:  (212) 815-6339
               To Confirm by Telephone:   (212) 815-3750






                 The Information Agent for the Offer is:

                          D.F. KING & CO., INC.

                            77 Water Street
                        New York, New York 10005

           Bankers and Brokers Call Collect: (212) 269-5550
              All Others Call Toll-Free: (888) 242-8157


DELIVERY OF THIS INSTRUMENT TO THE DEPOSITARY AT AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY AND CONSENT OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal and Consent is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal and Consent.















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TO:     SHONEY'S, INC.
AND TO: THE BANK OF NEW YORK, AS DEPOSITARY

     The undersigned hereby tenders to Shoney's, Inc. (the "Company") upon the terms and subject to the conditions set forth in the Offer, receipt of which is hereby acknowledged, the principal amount of 8-1/4% Convertible Subordinated Debentures Due 2002 (the "Debentures") specified below and Consents relating thereto, pursuant to the guaranteed delivery procedure set forth in the Statement under the caption "The Tender Offers and Consent Solicitations-Guaranteed Delivery."

IF PRIOR TO THE EXPIRATION DATE, ANY HOLDER TENDERS DEBENTURES BY SUBMITTING A NOTICE OF GUARANTEED DELIVERY AND CONSENT SUCH HOLDER WILL BE DEEMED, BY ACCEPTANCE OF THE OFFER, TO CONSENT TO THE PROPOSED AMENDMENTS WITH RESPECT TO ALL SUCH TENDERED DEBENTURES.

















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______________________________________    ___________________________________

______________________________________    ___________________________________
 Certificate Nos. (if available)
                                          ___________________________________

                                          ___________________________________
                                                  Name(s) of Holder(s)
                                                 (Please Type or Print)


________________________________________  Address(es) of Holder(s):
Aggregate Principal Amount of Debentures
Tendered
                                          ___________________________________


                                          ___________________________________


                                          ___________________________________
                                                           Postal/Zip Code

                                          Telephone No.:


                                          (_______)__________________________
                                          (Area Code)


                                           __________________________________
                                                      Signature(s)


                                           __________________________________
                                                          Date


  _________________________________________________________________________

Check box if Debentures will be delivered by Book-entry transfer: [ ]

____________________________________
Transaction Code Number

____________________________________
Name of Tendering Institution

____________________________________
Account No.

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                                 GUARANTEE

                    (Not to be used for signature guarantees)

     The undersigned, in the case of Letters of Transmittal and Consents being submitted to the Depositary, a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States, guarantees to deliver to the Depositary either the certificates evidencing all tendered Debentures, in proper form, or to deliver Debentures pursuant to the procedures for book-entry transfer in the Depositary's account at The Depository Trust Company, together with the Letter of Transmittal and Consent (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message (as defined in the Statement), and any other required documents, to the principal office of the Depositary as set forth in the Letter of Transmittal and Consent, within three New York Stock Exchange trading days of the date of the execution of the Notice of Guaranteed Delivery and Consent.

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____________________________________      ________________________________
Name of Firm                                    Authorized Signature

___________________________________
Address                                   Title:__________________________

____________________________________
Postal/Zip Code                           Name:___________________________
                                                  (Please Type or Print)
____________________________________
Telephone No. (Including Area Code)
                                          Dated:______________________,2000

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NOTE:   DO NOT SEND CERTIFICATES FOR DEBENTURES WITH THIS NOTICE.
        CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL AND
        CONSENT.







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